UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

Singlepoint Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53425	26-1240905
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 North 44th Street, Suite 530 Phoenix, AZ	85018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 711-2009

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Class D Preferred Stock Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Class D Preferred Stock registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Class D Preferred Stock Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

As previously disclosed, the Board of Directors and the holders of a majority of the voting power of the securities of the Singlepoint Inc. (the “Company”) approved an amendment to our Articles of Incorporation to effect a reverse stock split of our common stock in a ratio of 1-for 75 and the spin-off of our subsidiary 1606 Corp. The foregoing is more fully described in the Company’s definitive information statement, which was filed with the Securities and Exchange Commission on January 22, 2021. On March 22, 2021, we filed a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada to effect the reverse stock split. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

At the effective time of the reverse stock split, every 75 shares of issued and outstanding common stock will be converted into one (1) share of issued and outstanding common stock. The number of authorized shares and the par value per share of the common stock and the number of authorized or issued and outstanding shares of the Company’s preferred stock will remain unchanged. No fractional shares will be issued in connection with the reverse stock split. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

At the effective time of the spin-off of 1606 Corp. each holder of common stock and Class A Preferred Stock of the Company will receive one share of unregistered and restricted common stock and Class A Preferred Stock of 1606 Corp. for each such share owned of the Company.

Item 8.01 Other Events

The Company’s common stock is expected to begin trading on a reverse stock split-adjusted basis at the open of the markets on March 26, 2021. A “D” will be placed on the ticker symbol (“SINGD”) for 20 business days. After 20 business days, the symbol will then change back to “SING”. The Company’s transfer agent is acting as the exchange agent for the reverse stock split.

The spin off of 1606 Corp. is expected to be effective March 29, 2021. The Company’s transfer agent is acting as the exchange agent for the spin-off.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following documents are filed as Exhibits:

Exhibit	Description
3.1	Certificate of Amendment to Restated Articles of Incorporation.

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SIGNATURES

Pursuant to the requirements of the Stock Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SinglePoint Inc.

Dated: March 25, 2021	By:	/s/ William Ralston
William Ralston
President

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